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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-46729, 33-98468, 333-1334 and 333-20567.


                                                  ARTHUR ANDERSEN LLP


                                                  /s/ Arthur Andersen LLP


Milwaukee, Wisconsin,
July 14, 1998